Phoenix Dynamic Growth Fund,

a Series of Phoenix Strategic Equity Series Fund

Supplement dated October 31, 2007 to the Prospectus

and Statement of Additional Information dated August 31, 2007,

as supplemented September 7, 2007 and September 18, 2007

Important Notice to Investors

Effective October 30, 2007, the Phoenix Dynamic Growth Fund, formerly a series of Phoenix Strategic Equity Series Fund, was liquidated. The Phoenix Dynamic Growth Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Phoenix Dynamic Growth Fund in the current Prospectus and Statement of Additional Information are hereby deleted.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

PXP 690/Close DGF (10/07)